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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 1999

                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-14120                23-1462070
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 (State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)            Identification No.)

Welsh and McKean Roads, P.O. Box 844, Spring House, PA                  19477
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      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (215) 657-4000
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Item 5.     Other Events

On January 25, 1999 Advanta Corporation reported that late in the day on Friday, January 22, 1999, Fleet Financial Group, Inc. ("Fleet") filed a Complaint against the Company relating to the consumer credit card transaction with Fleet which closed on February 20, 1998. The complaint centers around post-closing adjustments to the transaction, misconstrues the settlement process and contains groundless and duplicative allegations.

Advanta believes that the lawsuit is inappropriate and without merit and will vigorously defend its position as to the proper amount of post-closing adjustments. The Company and its independent auditors worked in good faith to complete the settlement process which was agreed upon by both Fleet and Advanta in the closing agreements. Unfortunately, Fleet controlled the necessary information and failed to make it readily available to Advanta and its independent auditors to permit the timely completion of the settlement process.

The Company is surprised and disappointed that Fleet has chosen to file this suit now rather than to follow the dispute resolution procedures required by the agreements and agreed to by Fleet. The Company does not expect this suit to have any impact on its business. The Company has conservatively reserved for post-closing adjustments. Advanta is confident that when this is resolved, not only will there be no adverse financial impact to the Company, there may be incremental value accruing to its benefit.

Advanta is a highly focused financial services company with 2,700 employees, over $12 billion in managed assets and approximately $8.3 billion in assets serviced for third parties. Advanta provides consumers and small businesses with innovative products and services including mortgages, equipment leases, business credit cards, insurance and deposit products. The Company also provides a full range of loan purchasing, contract servicing and securitization services to the mortgage industry.

This Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties is the uncertainty of the legal process. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.


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Form 8-K                        Advanta Corp.
January 25, 1999

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Advanta Corp.

                                     By:/s/ Elizabeth H. Mai
                                        ---------------------------------
                                        Elizabeth H. Mai, Senior Vice President,
                                            Secretary and General Counsel

January 25, 1999